SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 1999



     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, providing for the issuance of C-BASS Trust 1999-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On October 25, 1999 distribution was made to the Certificateholders.
Specific  information  with respect to these  distributions  is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 27, 1999         By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS
      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October 25, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement October 25, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   October 25, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00     58,599,430.95     817,411.09       317,413.58  1,134,824.67          0.00        0.00     57,782,019.86
IAPO        31,361.00         31,008.84          38.69             0.00         38.69          0.00        0.00         30,970.15
IM1        648,000.00        642,857.32         875.67         3,482.14      4,357.81          0.00        0.00        641,981.65
IM2        324,000.00        321,428.66         437.83         1,741.07      2,178.90          0.00        0.00        320,990.83
IM3        389,000.00        385,912.80         525.67         2,090.36      2,616.03          0.00        0.00        385,387.13
IM4         98,000.00         97,222.25         132.43           526.62        659.05          0.00        0.00         97,089.82
IB1         98,000.00         97,222.25         132.43           526.62        659.05          0.00        0.00         97,089.82
IB2        162,000.00        160,714.31         218.92           870.54      1,089.46          0.00        0.00        160,495.39
IB3        551,050.60        546,677.33         744.65         2,961.17      3,705.82          0.00        0.00        545,932.68
IIA    112,788,000.00     90,186,107.17   4,993,216.25       404,209.12  5,397,425.37          0.00        0.00     85,192,890.92
IIM1     6,714,000.00      6,714,000.00           0.00        40,228.05     40,228.05          0.00        0.00      6,714,000.00
IIM2     6,714,000.00      6,714,000.00           0.00        44,368.35     44,368.35          0.00        0.00      6,714,000.00
IIB      5,908,000.00      5,908,000.00           0.00        40,617.50     40,617.50          0.00        0.00      5,908,000.00
X                0.00              0.00           0.00             0.00          0.00          0.00        0.00              0.00
R                0.00              0.00           0.00             0.00          0.00          0.00        0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60    170,404,581.88   5,813,733.63       859,035.12  6,672,768.75          0.00        0.00    164,590,848.25
-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90     60,412,797.78           0.00        93,271.90     93,271.90          0.00        0.00     59,592,841.81
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
                     PRIOR                                                        CURRENT                              CURRENT
                     PRINCIPAL                                                    PRINCIPAL                          PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR                  CLASS          RATE
---------------------------------------------------------------------------------------------  ------------------------------------
IA    12489WAA2       937.92647779    13.08325853      5.08043502       18.16369354      924.8432193     IA             6.500000%
IAPO  12489WAC8       988.77076624     1.23369791      0.00000000        1.23369791     987.53706833     IAPO           0.000000%
IM1   12489WAD6       992.06376543     1.35134259      5.37367284        6.72501543     990.71242284     IM1            6.500000%
IM2   12489WAE4       992.06376543     1.35132716      5.37367284        6.72500000     990.71243827     IM2            6.500000%
IM3   12489WAF1       992.06375321     1.35133676      5.37367609        6.72501285     990.71241645     IM3            6.500000%
IM4   12489WAG9       992.06377551     1.35132653      5.37367347        6.72500000     990.71244898     IM4            6.500000%
IB1   N/A             992.06377551     1.35132653      5.37367347        6.72500000     990.71244898     IB1            6.500000%
IB2   N/A             992.06364198     1.35135802      5.37370370        6.72506173     990.71228395     IB2            6.500000%
IB3   N/A             992.06375966     1.35132781      5.37368075        6.72500856     990.71243185     IB3            6.500000%
IIA   12489WAH7       799.60729129    44.27081117      3.58379544       47.85460661     755.33648012     IIA            5.762500%
IIM1  12489WAJ3     1,000.00000000     0.00000000      5.99166667        5.99166667   1,000.00000000     IIM1           7.190000%
IIM2  12489WAK0     1,000.00000000     0.00000000      6.60833333        6.60833333   1,000.00000000     IIM2           7.930000%
IIB   12489WAL8     1,000.00000000     0.00000000      6.87500000        6.87500000   1,000.00000000     IIB            8.250000%
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                865.42378204    29.52586891      4.36273141       33.88860032     835.89791313
---------------------------------------------------------------------------------------------  ------------------------------------
IAIO  12489WAB0       939.48924250     0.00000000      1.45048648        1.45048648     926.73797387     IAIO           1.852691 %
---------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    October 25, 1999
                    Group 1 Available Funds                                                                       1,243,401.40
                    Group 2 Available Funds                                                                       5,522,639.27

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                             4,041,685.89
                    Overcollateralization Release Amount                                                                  0.00
                    Overcollateralization Deficiency Amount                                                       2,336,214.35
                    Target Overcollateralization Amount                                                           6,377,900.24

                    Extra Principal Distribution Amount                                                             305,979.80
                    Monthly Excess Interest Amount                                                                  305,979.80
                    Monthly Excess Cashflow Amount                                                                  305,979.80
                    Overcollateralization Deficiency (After Distribution)                                         2,030,234.55
                    Overcollateralization Amount (After Distribution)                                             4,347,665.69

Fees and Advances
                    Servicing Fee                                                                                    66,344.02
                    Trustee Fee                                                                                       2,180.58
                    Lender PMI                                                                                       22,288.10
                    Total Advances                                                                                2,489,345.35
                    Group 1 Advances                                                                              1,380,770.09
                    Group 2 Advances                                                                              1,108,575.26

Mortgage Loan Information
                    Total Principal Balance                                                                     168,938,514.90
                    Loan Count                                                                                           2,024
                    Weighted Average Remaining Term                                                                       300
                    Weighted Average Loan Rate                                                                          9.2803 %
                    Aggregate Amount of Prepayment                                                                5,312,701.87
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                            60,061,958.29
                    Non-Po Principal Balance                                                                     60,030,920.31
                    Po Principal Balance                                                                             31,037.98
                    Loan Count                                                                                            923
                    Weighted Average Remaining Term                                                                       282
                    Weighted Average Loan Rate                                                                           8.7251 %
                    Aggregate Amount of Prepayment                                                                  737,590.15
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Non-Po Amount of Scheduled Principal                                                             82,888.58
                    Non-Po Amount of Unscheduled Principal                                                          737,590.12
                    Po Amount of Scheduled Principal                                                                     38.66
                    Po Amount of Unscheduled Principal                                                                    0.03

Group 2 Loan Information
                    Principal Balance                                                                           108,876,556.61
                    Group 2 Fixed Pool Principal Balance                                                         39,637,376.10
                    Group 2 Adjustable Pool Principal Balance                                                    69,239,180.51
                    Loan Count                                                                                           1,101
                    Weighted Average Remaining Term                                                                       310
                    Weighted Average Loan Rate                                                                          9.578 %
                    Aggregate Amount of Prepayment                                                                4,575,111.72
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       October 25, 1999
Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          198              12,623,458.41           21.02%
                   2 Months         110               7,765,041.59           12.93%
                   3+Months          52               3,871,576.53            6.45%
                   Total            360              24,260,076.53            40.4%

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month          175              15,519,222.92           14.25%
                   2 Months          52               4,846,400.61            4.45%
                   3+Months          19               2,243,363.57            2.06%
                   Total            246              22,608,987.10           20.76%

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month         373              28,142,681.33            16.66%
                    2 Months        162              12,611,442.20             7.47%
                    3+Months         71               6,114,940.10             3.62%
                    Total           606              46,869,063.63            27.75%


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  58              3,898,332.44             6.49 %
                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  64              6,059,663.67             5.57 %

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 122              9,957,996.11             5.89 %



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -8-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       October 25, 1999
Number and Aggregate Principal Amounts of Bankruptcy Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   104        5,969,026.54                  9.94 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    37        3,062,954.96                   2.81 %
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   141        9,031,981.50                   5.35 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     0             0                0 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     2     59,825.12             0.05 %
                             -------------------------------------------------------

                                                  Group Totals
/                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     2     59,825.12             0.04 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -9-